UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 29, 2005

WASHINGTON TRUST BANCORP, INC.
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(Exact Name of Registrant as Specified in Charter)

Rhode Island	0-13091	05-0404671
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

23 Broad Street, Westerly, Rhode Island 02891
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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 348-1200

Former name or address, if changed from last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

The information provided in Item 2.03 is hereby incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Washington Trust Bancorp, Inc. (the “Corporation”) sponsored the creation of WT Capital Trust I (“Trust I”) and WT Capital Trust II (“Trust II”). Trust I and Trust II are newly formed Delaware statutory trusts, which will serve as special purpose finance subsidiaries. The Corporation is the owner of all of the common securities of Trust I and Trust II.

On August 29, 2005, Trust I issued $8,000,000 of trust preferred securities (the "Capital Securities") in a private placement to an institutional investor pursuant to an applicable exemption from registration. The Capital Securities mature in September 2035, are redeemable at the Corporation's option beginning after five years, and require quarterly distributions by Trust I to the holder of the Capital Securities, at a rate of 5.965% until September 15, 2010, and thereafter at a rate equal to the three-month LIBOR rate plus 1.45%. The Corporation has irrevocably and unconditionally guaranteed the Capital Securities and, to the extent not paid by Trust I, accrued and unpaid distributions on the Capital Securities and the redemption price payable to the Capital Securities holders. The proceeds of the Capital Securities, along with proceeds of $248,000 from the issuance of common securities (the "Common Securities") by Trust I to the Corporation, were used to purchase $8,248,000 of the Corporation's fixed/floating rate junior subordinated notes (the "Trust I Debentures"). The Corporation will use the proceeds from the sale of the Trust I Debentures to finance the acquisition of Weston Financial Group, Inc.

The Trust I Debentures were issued pursuant to an indenture dated August 29, 2005 (the "Indenture"), between the Corporation, as issuer, and Wilmington Trust Corporation, as trustee. Like the Capital Securities, the Trust I Debentures bear interest at a rate of 5.965% until September 15, 2010, and thereafter at a rate equal to the three-month LIBOR rate plus 1.45%. The interest payments by the Corporation on the Trust I Debentures will be used to pay the quarterly distributions payable by Trust I to the holders of the Capital Securities. However, the Corporation may defer interest payments on the Trust I Debentures so long as no event of default, as described below, has occurred under the Trust I Debentures for up to 20 consecutive quarters. In the event the Corporation properly defers interest payments on the Trust I Debentures, Trust I will be entitled to defer distributions otherwise due on the Capital Securities.

The Trust I Debentures are subordinated to any other indebtedness of the Corporation that, by its terms, is not similarly subordinated. The Trust I Debentures mature on September 15, 2035, but may be redeemed at the Corporation's option, subject to the prior approval of the Board of Governors of the Federal Reserve System, to the extent required under applicable guidelines or policies, (i) at any time on or after September 15, 2010, (ii) or upon the occurrence of certain events, such as a change in the regulatory capital treatment of the Trust I Debentures, Trust I being deemed an investment company or the occurrence of certain adverse tax events. The Corporation may redeem the Trust I Debentures at their aggregate principal amount, plus accrued and unpaid interest, if any.

The Trust I Debentures may be declared immediately due and payable at the election of the trustee or holders of at least 25% of aggregate principal amount of outstanding Trust I Debentures upon the occurrence of an event of default. An event of default generally means (1) a default in the payment of the principal amount of the Trust I Debentures as and when such amount becomes due, including at maturity, (2) a default in the payment of any interest following the deferral of interest payments by the Corporation for 20 consecutive quarters, (3) a default in the Corporation's performance, or breach, of any covenant, agreement or warranty in the Indenture which is not cured within 60 days, (4) the institution of any bankruptcy or similar proceedings by or against the Corporation, or (5) the liquidation, dissolution or winding up of Trust I, other than as contemplated in the Indenture.

The Corporation also entered into a Guarantee Agreement dated August 29, 2005 pursuant to which it has agreed to guarantee the payment by Trust I of distributions on the Capital Securities, and the payment of the principal amount of the Capital Securities when due, either at maturity or on redemption, but only if and to the extent that Trust I fails to pay distributions on or the principal amount of the Capital Securities after having received interest payments or principal payments on the Trust I Debentures from the Corporation for the purpose of paying those distributions or the principal amount of the Capital Securities.

On August 29, 2005, Trust II issued $14,000,000 of trust preferred securities (the "Capital Securities") in a private placement to an institutional investor pursuant to an applicable exemption from registration. The Capital Securities mature in November 2035, are redeemable at the Corporation's option beginning after five years, and require quarterly distributions by Trust II to the holder of the Capital Securities, at a rate of 5.96% until November 23, 2010, and thereafter at a rate equal to the three-month LIBOR rate plus 1.45%. The Corporation has irrevocably and unconditionally guaranteed the Capital Securities and, to the extent not paid by Trust II, accrued and unpaid distributions on the Capital Securities and the redemption price payable to the Capital Securities holders. The proceeds of the Capital Securities, along with proceeds of $433,000 from the issuance of common securities (the "Common Securities") by Trust II to the Corporation, were used to purchase $14,433,000 of the Corporation's fixed/floating rate junior subordinated notes (the "Trust II Debentures"). The Corporation will use the proceeds from the sale of the Trust II Debentures to finance the acquisition of Weston Financial Group, Inc.

The Trust II Debentures were issued pursuant to an indenture dated August 29, 2005 (the "Indenture"), between the Corporation, as issuer, and Wilmington Trust Corporation, as trustee. Like the Capital Securities, the Trust II Debentures bear interest at a rate of 5.96% until November 23, 2010, and thereafter at a rate equal to the three-month LIBOR rate plus 1.45%. The interest payments by the Corporation on the Trust II Debentures will be used to pay the quarterly distributions payable by Trust II to the holders of the Capital Securities. However, the Corporation may defer interest payments on the Trust II Debentures so long as no event of default, as described below, has occurred under the Trust II Debentures for up to 20 consecutive quarters. In the event the Corporation properly defers interest payments on the Trust II Debentures, Trust II will be entitled to defer distributions otherwise due on the Capital Securities.

The Trust II Debentures are subordinated to any other indebtedness of the Corporation that, by its terms, is not similarly subordinated. The Trust II Debentures mature on November 23, 2035, but may be redeemed at the Corporation's option, subject to the prior approval of the Board of Governors of the Federal Reserve System, to the extent required under applicable guidelines or policies, (i) at any time on or after November 23, 2010, (ii) or upon the occurrence of certain events, such as a change in the regulatory capital treatment of the Trust II Debentures, Trust II being deemed an investment company or the occurrence of certain adverse tax events. The Corporation may redeem the Trust II Debentures at their aggregate principal amount, plus accrued and unpaid interest, if any.

The Trust II Debentures may be declared immediately due and payable at the election of the trustee or holders of at least 25% of aggregate principal amount of outstanding Trust II Debentures upon the occurrence of an event of default. An event of default generally means (1) default in the payment of any interest when due that continues unremedied for a period of 30 days, except in the case of an election by the Corporation to defer payment of interest for up to 20 consecutive quarters (which does not constitute an event of default), (2) a default in the payment of the principal amount of the Trust II Debentures as and when such amount becomes due, including at maturity, (3) a default in the payment of any interest following the deferral of interest payments by the Corporation for 20 consecutive quarters, (4) a default in the Corporation's performance, or breach, of any covenant, agreement or warranty in the Indenture which is not cured within 90 days, (5) the institution of any bankruptcy or similar proceedings by or against the Corporation, or (6) the liquidation, dissolution or winding up of Trust II, other than as contemplated in the Indenture.

The Corporation also entered into a Guarantee Agreement dated August 29, 2005 pursuant to which it has agreed to guarantee the payment by Trust II of distributions on the Capital Securities, and the payment of the principal amount of the Capital Securities when due, either at maturity or on redemption, but only if and to the extent that Trust II fails to pay distributions on or the principal amount of the Capital Securities after having received interest payments or principal payments on the Trust II Debentures from the Corporation for the purpose of paying those distributions or the principal amount of the Capital Securities.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
10.1
Amended and Restated Declaration of Trust of WT Capital Trust I dated August 29, 2005, by and among Wilmington Trust Company, as Delaware Trustee and Institutional Trustee, Washington Trust Bancorp, Inc., as sponsor, and the Administrators listed therein.

10.2	Indenture dated as of August 29, 2005, between Washington Trust Bancorp, Inc., as Issuer, and Wilmington Trust Company, as Trustee.
10.3	Guaranty Agreement dated August 29, 2005, by and between Washington Trust Bancorp, Inc. and Wilmington Trust Company.
10.4	Certificate Evidencing Fixed/Floating Rate Capital Securities of WT Capital Trust I dated August 29, 2005.
10.5	Fixed/Floating Rate Junior Subordinated Deferrable Interest Debenture of Washington Trust Bancorp, Inc. dated August 29, 2005.
10.6
Amended and Restated Declaration of Trust of WT Capital Trust II dated August 29, 2005, by and among Wilmington Trust Company, as Delaware Trustee and Institutional Trustee, Washington Trust Bancorp, Inc., as sponsor, and the Administrators listed therein.

10.7	Indenture dated as of August 29, 2005, between Washington Trust Bancorp, Inc., as Issuer, and Wilmington Trust Company, as Trustee.
10.8	Guaranty Agreement dated August 29, 2005, by and between Washington Trust Bancorp, Inc. and Wilmington Trust Company.
10.9	Certificate Evidencing Capital Securities of WT Capital Trust II (Number of Capital Securities - 10,000) dated August 29, 2005.
10.10	Certificate Evidencing Capital Securities of WT Capital Trust II (Number of Capital Securities - 4,000) dated August 29, 2005.
10.11	Fixed/Floating Rate Junior Subordinated Debt Security due 2035 of Washington Trust Bancorp, Inc. dated August 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON TRUST BANCORP, INC.
Date: September 1, 2005	By:	/s/ John C. Warren
John C. Warren
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Amended and Restated Declaration of Trust of WT Capital Trust I dated August 29, 2005, by and among Wilmington Trust Company, as Delaware Trustee and Institutional Trustee, Washington Trust Bancorp, Inc., as sponsor, and the Administrators listed therein.

10.2	Indenture dated as of August 29, 2005, between Washington Trust Bancorp, Inc., as Issuer, and Wilmington Trust Company, as Trustee.
10.3	Guaranty Agreement dated August 29, 2005, by and between Washington Trust Bancorp, Inc. and Wilmington Trust Company.
10.4	Certificate Evidencing Fixed/Floating Rate Capital Securities of WT Capital Trust I dated August 29, 2005.
10.5	Fixed/Floating Rate Junior Subordinated Deferrable Interest Debenture of Washington Trust Bancorp, Inc. dated August 29, 2005.
10.6
Amended and Restated Declaration of Trust of WT Capital Trust II dated August 29, 2005, by and among Wilmington Trust Company, as Delaware Trustee and Institutional Trustee, Washington Trust Bancorp, Inc., as sponsor, and the Administrators listed therein.

10.7	Indenture dated as of August 29, 2005, between Washington Trust Bancorp, Inc., as Issuer, and Wilmington Trust Company, as Trustee.
10.8	Guaranty Agreement dated August 29, 2005, by and between Washington Trust Bancorp, Inc. and Wilmington Trust Company.
10.9	Certificate Evidencing Capital Securities of WT Capital Trust II (Number of Capital Securities - 10,000) dated August 29, 2005.
10.10	Certificate Evidencing Capital Securities of WT Capital Trust II (Number of Capital Securities - 4,000) dated August 29, 2005.
10.11	Fixed/Floating Rate Junior Subordinated Debt Security due 2035 of Washington Trust Bancorp, Inc. dated August 29, 2005.